Exhibit 99.1

Welcome! 2010 AGM

Rob McEwen Chairman & CEO

3 Cautionary Statement Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the applicable securities laws. Such forward-looking statements are often identified by words such as “intends”, “anticipates”, “believes”, “expects”, “predicts” and “hopes” and include, without limitation, statements regarding the Company’s plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as amended, and other filings with the Securities and Exchange Commission, and with the securities regulatory authorities in Canada, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

Nils Engelstad Corporate Secretary, Legal Counsel

5 Formal Proceedings Meeting Notice & Quorum Minute Approval Election of Directors Appointment of Auditors Exchange Co. Meeting

Perry Ing CA, CPA, CFA CFO

7 Balance Sheet Cash & Gold Bullion Working Capital Total Assets Debt Shareholders’ Equity $43 $42 $292 Nil $203 $36 $35 $286 Nil $197 All Figures - Millions Dec 31, 09 Mar 31, 10

8 Statement of Operations G&A Exploration Property Costs Other – Net Net (Loss) (Loss) Per Share $6 $11 $4 $110 $(131) $(1.36) All Figures – Millions (except per share data) 2008 $5 $8 $4 $11 $(28) $(0.25) 2009 $1 $4 $2 $- $(7) $(0.06) Q1 2010

9 Projected Cash Spending G&A Exploration Property Costs Total $5 $17 $4 $26 All Figures - Millions 2010

10 Share Capital Common Shares Exchangeable Shares Total Fully Diluted Shares 107 15 122 133 All Figures - Millions Dec 31, 09 116 6 122 134 Mar 31, 10

11 Financial Summary Strong Treasury Debt Free Delivering Value for Spending

Gold is Money!

Price Going Much Higher

14 Gold vs Major Currencies Pound Rand US $ Euro Swiss Canadian $ Australian $ +376% +369% +355% +261% +230% +219% +215% Source: Bloomberg *As of June 04, 2010 2001-Present*

15 Why? Our Rulers Printing Massive Amounts. $ € £

16 Gold vs Market Feb 15, 2001 - Present

17 Dow vs Gold Ratio Source: Bloomberg

18 Our Gold Price Predictions $850 in 2008 $2,000 in 2010 $5,000 @ Peak

19 Silver Will Follow $30 / oz in 2010 $70 / oz @ Peak

20 Gold / Silver Ratio

21 What to Buy, Gold or Shares? * June 10, 2010 Source: Bloomberg

22 McEwen Junior Gold Index As of June 10, 2010

23 3 Points to Remember! 1. Gold + Silver are going Higher, Time to Buy 2. For Real Performance Buy Juniors 3. US Gold is a Story to Own

24 Aligned with Shareholders?! CEO’s Share Ownership Source: Sedi.ca As of June 10, 2010

25 Our Goal S&P 500 Qualify 2015

26 S&P Requirements 1. US Company 2. Market Cap. > $3.5 B 3. Public Float > 50% 4. 4 Qtrs Positive Earnings 5. Liquidity Threshold 6. Sector Representation 7. US Listing

27 Growth – How? Organic & M&A

28 Organic Growth El Gallo, Mexico Silver / Gold Gold Bar, Nevada Gold Start with

29 Organic Objective Future Production 100,000 Gold oz + 5 - 10 Million Silver oz

30 Sources of Future Production Gold Bar - NV 57,000 Gold oz El Gallo - MX 5-10 MM Silver oz 35,000 Gold oz

Ian Ball VP, Mexico

32 El Gallo Silver Discovery Sinaloa, Mexico

33 El Gallo - A Powerful Discovery As of June 08, 2010

Sinaloa’s Discovery of the Year

35 El Gallo, Mexico Big & Growing High Grade Silver Shallow Open Pit Largest Drill Program in Mexico by Jr.

36 Mexico Production Target 2013 35,000 Gold oz + 5 - 10 MM Silver oz

37 Sources of Possible Production - Mexico 1.El Gallo 2.Magistral 3.Palmarito Legend US Gold Property Third Party Claim US Gold Exploration Project 0 Km 5 0 Miles 3 N

1. El Gallo: 5-10 MM Silver oz / 5,000 Gold oz 2. Magistral: 30,000 Gold oz 3. Palmarito: 250,000 Silver oz

39 Ambition: Become 1 of the Top 10 Silver Mines in the World

40 Largest Drill Program in Mexico by Junior

41 El Gallo Rapid Growth Dec 2009 43 Holes June 2010 161 Holes

42 Shallow Open Pit

43 Relative to Best Silver Discoveries

44 El Gallo - Deliverables 2010 - 100,000 Meters Drilling July - Initial Resource Est Dec - Prelim Economic Analysis + Updated Resource 2011 - Feasibility Study

Stefan Spears VP, Project (Nevada)

Gold Bar Nevada, USA

47 Gold Bar Scoping Study 57,000 oz Au / yr Cash Costs $557 / oz IRR 60%* Payback 2.9 yrs* Initial Capital $38.2 MM *$1,150 / oz gold price

48 Gold Bar 2010 Exploration Goal Mine Life 6 Yrs 8 Yrs

Gold Bar Previously Mined Area 4. Gold Bar: 57,000 Gold oz

50 US Gold Cortez Trend * Canadian Resource NI 43-101 Telesto Nevada (Apr 2010)

51 Next Steps - Nevada Gold Bar Pre-feasibility Next Year Continue Exploration Locally and Regionally

52 Largest UXG Shareholders 25.4 MM 4.7 MM 3.7 MM 3.7 MM 2.9 MM 2.1 MM 21% 4% 3% 3% 2% 2% Rob McEwen Royce & Assoc. AIG Barclays Dimensional Fund Van Eck

53 UXG Possible Breakout Source: Bloomberg

54 Red Back Mining Current Production 500,000 oz Market Cap $6.4 B Yamana Current Production 1.0 Million oz Market Cap $7.8 B Agnico Eagle Current Production 1.0 Million oz Market Cap $9.3 B El Dorado Current Production 600,000 oz Market Cap $9.2 B

55 El Gallo Magistral Palmarito Gold Bar

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